SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 1, 1998 FOR THE LORD ABBETT DEVELOPING GROWTH FUND, INC.

SUPPLEMENT EFFECTIVE DATE:  JUNE 8, 1998
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LORD ABBETT DEVELOPING GROWTH FUND
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Is Your Future Worth $5.00 A Day?

What Can $5.00 A Day Buy? Lunch?
A Commute To And From Work?

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It Could Have Built A Sizable Nest Egg!

      Investing even a small amount of money on a regular basis can, over the long term, help build a substantial portfolio. While, historically, investing in small companies has provided investors with strong returns, many investors are put off by the higher level of risk associated with these companies. One solution: a systematic investment plan. "Dollar-cost averaging" may help investors better tolerate the ups and downs of the small-cap market. In fact, dollar-cost averaging can actually make market volatility work to the benefit of investors. Using a systematic investment plan involving a fixed-dollar amount each month, investors buy more shares when the price is low and fewer shares when the price is high, thereby reducing the average share cost over time. And, as the graph on the right illustrates, long-term investors didn't need to commit a lot of money to build a large portfolio.

The Benefits of A Regular Investment Plan in
Lord Abbett Developing Growth Fund(1)

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          Amount Invested               Total Value
          $250                          $236
          2050                          2191
          3850                          4756
          5650                          8534
          7450                          10931
          9250                          16416
          11050                         22188
          12850                         18808
          14650                         23447
          16450                         25174
          18250                         26868
          20050                         29469
          21850                         35433
          23650                         34796
          25450                         56496
          27250                         56546
          29050                         65551
          30850                         71423
          32650                         106101
          34450                         131502
          36250                         173943

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(1) Investment assumes an initial minimum investment of $250 on 12/31/77 and investments of $150 per month (approximately $5 per day) beginning on 1/31/78 through 12/31/97. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing options, please consult the Fund's prospectus. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels.

Average annual rates of total            1 Year:             +41.60%
return assuming the Class A share        5 Years:            +24.11%
maximum sales charge of 5.75% for        10 Years:           +16.25%
the periods ended March 31, 1998:

Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                     Systematic Investing Isn't The Only Way
                          To Earn Impressive Returns...

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By The Numbers...

Portfolio Manager Stephen McGruder and his research team focus on companies considered to be in unique new markets, "niche" companies. Since joining Lord Abbett in 1995, McGruder's efforts have provided investors with returns that outpaced the benchmarks.

Average Annual Rates of Total Return (as of 12/31/97)

   [The following table was depicted as a bar chart in the printed material.]

           Developing        Average Small      Russell 2000
          Growth Fund(2)     Growth Fund(3)       Index(4)      S&P 500(5)
          --------------     --------------       --------      ----------

1 Year         30.8%             14.4%             22.4%          33.4%

3 Years        32.5%             21.2%             22.4%          31.1%

5 Years        22.7%             15.2%             16.4%          20.2%

Percentage Rankings

According to Lipper Analytical Services, Inc., Lord Abbett Developing Growth Fund ranked in the top percentiles versus its peers for the following periods ended 12/31/97.(6)

       1 year:  Top 18% (84th out of 466 small growth funds)
       3 years: Top 2% (5th out of 282 small growth funds)
       5 years: Top 3% (4th out of 138 small growth funds)

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      All total returns shown above are based on changes in net asset value and reflect the reinvestment of all distributions. Past performance is no indication of future results.

(2)   Class A share performance at net asset value.

(3)   Source: Morningstar, Inc.

(4) Source: Frank Russell. The Russell 2000 Index is an unmanaged index of small-capitalization companies. An investor cannot invest directly in an index, such as the Russell 2000.

(5) The S&P 500 is an unmanaged index consisting of 500, primarily large market capitalization stocks publicly traded in the U.S. and is widely followed by the investment community. Performance results do not reflect transaction costs or management fees. An investor cannot invest directly in an index, such as the S&P 500.

(6) Source: Lipper Analytical Services, Inc. Lord Abbett Developing Growth Fund was ranked 29 out of 56 funds within the Lipper Average of Small Growth Funds for the 10 years ended 12/31/97. Lipper rankings are updated monthly.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management

A Tradition of Performance Through Disciplined Investing
--------------------------------------------------------
                                            800-426-1130

LORD ABBETT DISTRIBUTOR LLC
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The GM Building o 767 Fifth Avenue o New York, NY 10153-0203


Taking Stock

      Lord Abbett Developing Growth Fund seeks to identify and invest in fast-growing companies with

o     superior management;

o     a strong infrastructure; and

o     unique products.

Below are the Fund's top ten holdings as of 12/31/97:

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                                                                     Percent of
Holding                                                              Net Assets

Plantronics, Inc.                                                       3.95%
Information Management Resources                                        3.53%
Orbital Sciences Corp.                                                  2.84%
McGrath RentCorp                                                        2.54%
Ames Department Stores                                                  2.14%
Technitrol, Inc.                                                        2.12%
Computer Learning Centers                                               1.95%
CellStar Corp.                                                          1.79%
Vintage Petroleum, Inc.                                                 1.73%
Computer Products                                                       1.62%
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      To learn more about how Lord Abbett Developing Growth Fund may fit into your financial plan, speak to your investment professional.

      The Fund's portfolio is managed continuously and its holdings are subject to change. There can be no assurance that the Fund will continue to hold these companies' stocks or, if it does, whether the holdings will increase, decrease or remain constant in absolute or relative amount. Small-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of market volatility than companies with larger market capitalization.

      For more complete information about the Fund, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. An investor should read the prospectus carefully before investing. If used after 3/31/98, this piece must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.


                                                                      LADG-6-398



                                                                  (4/98)